UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  June 4, 2001
                                                     ------------

                Internet Capital Ventures & Assoc., Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

    Delaware                    0-31455                   23-3048623
 ---------------              ------------            -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

         3479 West Hillsboro Blvd., Deerfield Beach, FL 33442
         ----------------------------------------------------
          (Address of principal executive offices) (Zip Code)

       1422 Chestnut Street, Suite #410, Philadelphia, PA 19102
       --------------------------------------------------------
           (Former address of principal executive offices)

                             954-360-0142
                             ------------
         (Registrant's telephone number, including area code)

                             215-569-9175
                             ------------
     (Registrant's former telephone number, including area code)


Item 1. Changes in Control of Registrant.

(a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated June 4, 2001, Internet Capital Ventures & Assoc., Inc. ("ICVA" or the "Company"), a Delaware corporation, acquired 3,025,000 shares of common stock of Omnicast Media Group Corporation ("OMGC"), a Delaware corporation, representing all of the issued and outstanding shares thereof in an exchange for 4,550,000 shares of common stock of ICVA (the Acquisition"). In addition, OMGC agreed to pay a consulting fee of $25,000 to a principle of the Company in connection with the Acquisition, which is detailed in the Consulting Agreement dated April 5, 2001. A copy of the Consulting Agreement is attached hereto as Exhibit 99.0. Finally, Dotcom Internet Ventures Ltd. cancelled 4,550,000 of its 5,000,000 shares of ICVA Common Stock.

The Acquisition was approved by the unanimous consent of the Board of Directors of ICVA on June 4, 2001, and closed on June 18, 2001. As a result of and pursuant to the Acquisition, Marc Schechter, Mike Pinera and Byron Ellison were elected to the Board of Directors of ICVA and thereafter William Tay resigned as the sole director and officer of ICVA. Marc Schechter, Mike Pinera and Byron Ellison are directors of OMGC. Mr. Schechter was appointed president and treasurer of ICVA. Elizabeth Schechter was appointed secretary of ICVA.

ICVA had 5,000,000 shares of common stock issued and outstanding prior to the Acquisition, and 3,475,000 shares of common stock
(excluding 1,525,000 treasury shares) issued and outstanding immediately following the Acquisition.

A copy of the Acquisition Agreement is filed as Exhibit 2.0 to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of ICVA's current director and executive officer and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                     Number of Shares of      Percent of Common
                                     of Common Stock          Stock Beneficially
Name, Position and Address           Beneficially Owned       Owned (1)
-------------------------------      -------------------      ------------------
Marc Schechter                           1,500,000                   43.2%
President, Treasurer & Director
3479 West Hillsboro Blvd.
Deerfield Beach, FL 33442

Mike Pinera                              1,505,000                   43.3%
Director
3479 West Hillsboro Blvd.
Deerfield Beach, FL 33442

Byron Ellison                               20,000                    0.6%
Director
320 Roebling Road North
Belleair, Florida 33756

Elizabeth Schechter (2)                  1,500,000                   43.2%
Secretary
3479 West Hillsboro Blvd.
Deerfield Beach, FL 33442

DotCom Internet Ventures Ltd. (3)          450,000                   12.9%
1422 Chestnut St., Suite 410
Philadelphia, PA 19102

All executive officers and               3,025,000                   87.1%
directors as a group (4 persons)

_______

(1) Based upon 3,475,000 shares of Common Stock (excluding 1,525,000 treasury shares) issued and outstanding as of June 18, 2001.

(2) Elizabeth Schechter may be deemed the beneficial owner of the shares held by her husband, Marc Schechter, the President, Treasurer and Director of the Company.

(3)  William Tay is the president and sole shareholder of DotCom
Internet Ventures Ltd.

Item 2. Acquisition Or Disposition Of Assets.

As described in Item 1 herein, on June 18, 2001, ICVA acquired all of the issued and outstanding common stock from OMGC shareholders Marc Schechter, Mike Pinera and Byron Ellison. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of ICVA and OMGC. In evaluating the Acquisition, the shareholder of ICVA used criteria such as the value of assets of OMGC, OMGC's ability to manage and expand its business, OMGC's ability to compete in the market place, OMGC's current and anticipated business operations, and OMGC's management's experience and business plan. In evaluating ICVA, OMGC placed primary emphasis on ICVA's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and ICVA's facilitation of OMGC's goal of becoming a fully reporting company under the Act.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5. Other Events.

Not applicable.

Item 6. Resignations Of Directors And Executive Officers.

William Tay, the sole officer and director of the Company, resigned effective on June 18, 2001. The resignation was pursuant to the transaction described in Item 1 herein, and not as the result of any disagreement with management. The Company has appointed Marc Schechter, Mike Pinera and Byron Ellison as directors, all of whom were directors of OMGC prior to its acquisition by the Company.

Background information on each of the new officers and director is set forth below:

Marc Schechter - President, Treasurer and Director

Marc Aaron Schechter, 28, is an attorney by profession having graduated from Nova Southeastern University in December of 1998. He attended Florida Atlantic University (1991-93) and received his Bachelor of Science in Criminology from Florida State University in 1995. He joined a local Palm Beach law firm before entering private practice in late 1999. In August 1999 Mr. Schechter joined Multimedia Entertainment of America (MEA) as Vice President/Production while continuing to maintain his law practice. At MEA, as Senior Producer, he was responsible for producing showcase television programs syndicated to some 30 million-cable network homes. He has produced and worked on business and financial programs with Bill Johnson, President of the NYSE and Robert Powers, President of NASDAQ International. As the founder of Omnicast, Mr. Schechter brings the television production, client cable television distribution channels, and entertainment law background to Omnicast.

Mike Pinera - Director

Michael Pinera, 54, is one of Rock Music's true legends. Groups that he recorded or performed with have sold over 50 million records. His first million-seller gold record was "Ride Captain Ride" which he wrote and sang with his group Blues Image. In the late 1960's Mr. Pinera joined Iron Butterfly. Iron Butterfly broke all music industry standards by staying at the top of the charts for an unprecedented 56 weeks. Their album In A Gadda Da Vida was the first album ever in music history to receive a Platinum Award. Mr. Pinera is on the Advisory Board of Directors for Dick Clark's National Music Foundation. In addition to all of this, he has spent over 35 years assembling one of the largest and most complete video collections of Classic Rock entertainers which is now part of the Omnicast Classic Rock Library.

Byron Ellison - Director

Byron Ellison, 64, is an Electronics Engineer by profession.
He spent 14 years with Radio Corporation of America (RCA) and the U.S. government at White Sands, Cape Canaveral, and various government projects in the Bahamas, Caribbean, Africa and the Pacific. He is a former Chief Engineer of WTAN (Florida), Staff Engineer of WMC and WMPS (Memphis). Mr. Ellison has been President or Managing Director of several international leisure and travel companies including 8 international airlines (one with sales of over $132 million), two tour companies and a Caribbean hotel group. Mr. Ellison is currently on the Board of Directors of four international companies. He has been Managing Director of Guinness Management Limited since 1988. Mr. Ellison is the Chairman of Dominica Group Limited, the majority shareholder of Commonwealth Network Corporation.

Elizabeth Schechter - Secretary

Elizabeth Schechter, 29, is a graduate of The University of Florida with a Bachelor of Arts in Communications (1994) and a Masters Degree in Communications from Florida Atlantic University (1997). She began her career in television as a writer for such shows as Today's Woman and 90's Health, producing and writing local news and commentary news articles. She joined the production staff of her family business, MEA, and the Showcase Series of television programs as the head writer, floor director and co-host of the series. She joined Omnicast at its inception and assumed control of the Production Division in early 2001. Mrs. Schechter is currently hosting a monthly television series and personally producing, directing and editing of that nationally and internationally distributed program.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(a) Financial Statements of Businesses Acquired: The financial statements required to be filed pursuant to this item will be filed by amendment no later than 60 days from the date of this report.

(b) Pro Forma Financial Information: To be filed by amendment, see above.

(c) Exhibits:

        Exhibit No.       Description
        -----------       ------------------------------------------
        2.0               Agreement and Plan of Reorganization
                          between Internet Capital Ventures &
                          Assoc., Inc., DotCom Internet Ventures
                          Ltd., and Omnicast Media Group Corporation

        17.0              Letter on Director Resignation

        99.0              Consulting Agreement

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             INTERNET CAPITAL VENTURES & ASSOC., INC.


                             /s/ MARC SCHECHTER
Date: June 18, 2001          --------------------------
                             By: Marc Schechter
                             Its: President